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                                                                     EXHIBIT 1.2


                                  ENRON CORP.

                           ADMINISTRATIVE PROCEDURES

               FOR FIXED RATE AND FLOATING RATE MEDIUM-TERM NOTES
                           (Dated as of _____, ____)

         Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes") are to be offered on a continuous basis by Enron Corp., an Oregon corporation (the "Company"), to or through __________ ( the "Agent") pursuant to a Distribution Agreement, dated ________, ____ (the "Distribution Agreement"), by and among the Company and the Agent. The Distribution Agreement provides both for the sale of Notes by the Company to the Agent as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the Agent), in which case the Agent will act as an agent of the Company in soliciting purchases of Notes.

         Unless otherwise agreed by the Agent and the Company, Notes will be purchased by the related Agent as principal. Such purchases will be made in accordance with terms agreed upon by the related Agent and the Company (which terms shall be agreed upon orally, with written confirmation prepared by the related Agent and mailed to the Company). If agreed upon by any Agent and the Company, the Agent, acting solely as agent for the Company and not as principal, will use reasonable efforts to solicit offers to purchase the Notes. Only those provisions in these Administrative Procedures that are applicable to the particular role to be performed by the related Agent shall apply to the offer and sale of the relevant Notes.

         The Notes will be issued as a series of debt securities under an Indenture, dated as of November 1, 1985, as amended, supplemented or modified from time to time (the "Indenture"), between the Company and Bank of New York, as trustee (together with any successor in such capacity, the "Trustee"). The Company has filed a Registration Statement with the Securities and Exchange Commission (the "Commission") registering, among other securities, debt securities (which includes the Notes) (the "Registration Statement", which term shall include any additional registration statements filed in connection with the Notes). The most recent base prospectus deemed part of the Registration Statement, as supplemented with respect to the Notes, is herein referred to as the "Prospectus". The most recent supplement to the Prospectus setting forth the purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) is herein referred to as the "Pricing Supplement".

         The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes without coupons (each, a "Global Note") delivered to the Trustee, as agent for The Depository Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the investor or other purchaser thereof or a person designated by such investor or other purchaser.



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         General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.

                  PART I: PROCEDURES OF GENERAL APPLICABILITY

Date of Issuance/Authentication:            Each Note will be dated as of the
                                            date of its authentication by the
                                            Trustee. Each Note shall also bear
                                            an original issue date (each, an
                                            "Original Issue Date"). The
                                            Original Issue Date shall remain
                                            the same for all Notes subsequently
                                            issued upon transfer, exchange or
                                            substitution of an original Note
                                            regardless of their dates of
                                            authentication.

Maturities:                                 Each Note will mature on a date
                                            nine months or more from its
                                            Original Issue Date (the "Stated
                                            Maturity Date") selected by the
                                            investor or other purchaser and
                                            agreed to by the Company.

Registration:                               Unless otherwise provided in the
                                            applicable Pricing Supplement,
                                            Notes will be issued only in fully
                                            registered form.

Denominations:                              Unless otherwise provided in the
                                            applicable Pricing Supplement, the
                                            Notes will be issued in
                                            denominations of U.S.$1,000 and
                                            integral multiples of U.S.$1,000.

Interest Rate Bases applicable
to Floating Rate Notes:                     Unless otherwise provided in the
                                            applicable Pricing Supplement,
                                            Floating Rate Notes will bear
                                            interest at a rate or rates
                                            determined by reference to the CD
                                            Rate, the CMT Rate, the Commercial
                                            Paper Rate, the Eleventh District
                                            Cost of Funds Rate, the Federal
                                            Funds Rate, LIBOR, the Prime Rate,
                                            the Treasury Rate, or such other
                                            interest rate basis or formula as
                                            may be set forth in applicable
                                            Pricing Supplement, or by reference
                                            to two or more such rates, as
                                            adjusted by the Spread and/or
                                            Spread Multiplier, if any,
                                            applicable to such Floating Rate
                                            Notes.

Redemption/Repayment:                       The Notes will be subject to
                                            redemption by the Company in
                                            accordance with the terms of the
                                            Notes, which will be fixed at the
                                            time of sale and set forth in the
                                            applicable Pricing Supplement. If
                                            no Initial Redemption Date is
                                            indicated



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                                            with respect to a Note, such Note
                                            will not be redeemable prior to its
                                            Stated Maturity Date.

                                            The Notes will be subject to
                                            repayment at the option of the
                                            Holders thereof in accordance with
                                            the terms of the Notes, which will
                                            be fixed at the time of sale and
                                            set forth in the applicable Pricing
                                            Supplement. If no Optional
                                            Repayment Date is indicated with
                                            respect to a Note, such Note will
                                            not be repayable at the option of
                                            the Holder prior to its Stated
                                            Maturity Date.

Calculation of Interest:                    In case of Fixed Rate Notes,
                                            interest (including payments for
                                            partial periods) will be calculated
                                            and paid on the basis of a 360-day
                                            year of twelve 30-day months.

                                            The interest rate on each Floating
                                            Rate Note will be calculated by
                                            reference to the specified Interest
                                            Rate Basis or Bases plus or minus
                                            the applicable Spread, if any,
                                            and/or multiplied by the applicable
                                            Spread Multiplier, if any.

                                            Unless otherwise provided in the
                                            applicable Pricing Supplement,
                                            interest on each Floating Rate Note
                                            will be calculated by multiplying
                                            its principal amount by an accrued
                                            interest factor. Such accrued
                                            interest factor is computed by
                                            adding the interest factor
                                            calculated for each day in the
                                            period for which accrued interest
                                            is being calculated. Unless
                                            otherwise provided in the
                                            applicable Pricing Supplement, the
                                            interest factor for each such day
                                            is computed by dividing the
                                            interest rate applicable to such
                                            day by 360 if the CD Rate,
                                            Commercial Paper Rate, Eleventh
                                            District Cost of Funds Rate,
                                            Federal Funds Rate, LIBOR or Prime
                                            Rate is an applicable Interest Rate
                                            Basis, or by the actual number of
                                            days in the year if the CMT Rate or
                                            Treasury Rate is an applicable
                                            Interest Rate Basis. As provided in
                                            the applicable Pricing Supplement,
                                            the interest factor for Notes for
                                            which the interest rate is
                                            calculated with reference to two or
                                            more Interest Rate Bases will be
                                            calculated in each period in the
                                            same manner as if only one of the
                                            applicable Interest Rate Bases
                                            applied.

Interest:                                   General. Each Note will bear
                                            interest in accordance with its
                                            terms. Unless otherwise provided in
                                            the applicable Pricing Supplement,
                                            interest on each Note will accrue
                                            from and including the Original
                                            Issue Date of such Note for the


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                                            first interest period or from the
                                            most recent Interest Payment FFFF
                                            Date (as defined below) to which
                                            interest has been paid or duly
                                            provided for all subsequent interest
                                            periods to but excluding applicable
                                            Interest Payment Date or the Stated
                                            Maturity Date or date of earlier
                                            redemption or repayment , as the
                                            case may be (the Stated Maturity
                                            Date or date of earlier redemption
                                            or repayment is referred to herein
                                            as the "Maturity Date" with respect
                                            to the principal repayable on such
                                            date).

                                            If an Interest Payment Date or the
                                            Maturity Date with respect to any
                                            Fixed Rate Note falls on a day that
                                            is not a Business Day (as defined
                                            below), the required payment of
                                            principal, premium, if any, or
                                            interest to be made on such day
                                            need not be made on such day, but
                                            may be made on the next succeeding
                                            Business Day with the same force
                                            and effect as if made on such day,
                                            and no interest shall accrue on
                                            such payment for the period from
                                            and after such day to the next
                                            succeeding Business Day. If an
                                            Interest Payment Date other than
                                            the Maturity Date with respect to
                                            any Floating Rate Note would
                                            otherwise fall on a day that is not
                                            a Business Day, such Interest
                                            Payment Date will be postponed to
                                            the next succeeding Business Day,
                                            except that in the case of a Note
                                            for which LIBOR is an applicable
                                            Interest Rate Basis, if such
                                            Business Day falls in the next
                                            succeeding calendar month, such
                                            Interest Payment Date will be the
                                            immediately preceding Business Day.
                                            If the Maturity Date with respect
                                            to any Floating Rate Note falls on
                                            a day that is not a Business Day,
                                            the required payment of principal,
                                            premium, if any, or interest to be
                                            made on such day need not be made
                                            on such day, but may be made on the
                                            next succeeding Business Day with
                                            the same force and effect as if
                                            made on such day, and no interest
                                            shall accrue on such payment for
                                            the period from and after the
                                            Maturity Date to the next
                                            succeeding Business Day. Unless
                                            otherwise provided in the
                                            applicable Pricing Supplement,
                                            "Business Day" has the meaning
                                            specified in the Prospectus.

                                            Regular Record Dates. Unless
                                            otherwise provided in the
                                            applicable Pricing Supplement, the
                                            "Regular Record Date" for a Note
                                            shall be the date 15 calendar days
                                            (whether or not a Business Day)
                                            preceding the applicable Interest
                                            Payment Date.



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                                            Interest Payment Dates. Interest
                                            payments will be made on each
                                            Interest Payment Date commencing
                                            with the first Interest Payment
                                            Date following the Original Issue
                                            Date; provided, however, the first
                                            payment of interest on any Note
                                            originally issued between a Regular
                                            Record Date and an Interest Payment
                                            Date will occur on the Interest
                                            Payment Date immediately following
                                            the next succeeding Regular Record
                                            Date.

                                            Unless otherwise provided in the
                                            applicable Pricing Supplement,
                                            interest payments on Fixed Rate
                                            Notes will be made semiannually in
                                            arrears on May 15 and November 15
                                            of each year and on the Maturity
                                            Date, while interest payments on
                                            Floating Rate Notes will be made as
                                            specified in the applicable Pricing
                                            Supplement.

Acceptance and Rejection of Offers
from Solicitation as Agent:                 If agreed upon by the Agent and the
                                            Company, then the Agent acting
                                            solely as agent for the Company and
                                            not as principal will solicit
                                            purchases of the Notes. The Agent
                                            will communicate to the Company,
                                            orally or in writing, each
                                            reasonable offer to purchase Notes
                                            solicited by the Agent on an agency
                                            basis, other than those offers
                                            rejected by the Agent. The Agent
                                            has the right, in its discretion
                                            reasonably exercised, to reject any
                                            proposed purchase of Notes, as a
                                            whole or in part, and any such
                                            rejection shall not be a breach of
                                            the Agent's agreement contained in
                                            the Distribution Agreement. The
                                            Company has the sole right to
                                            accept or reject any proposed
                                            purchase of Notes, in whole or in
                                            part, and any such rejection shall
                                            not be a breach of the Company's
                                            agreement contained in the
                                            Distribution Agreement. The Agent
                                            has agreed to make reasonable
                                            efforts to assist the Company in
                                            obtaining performance by each
                                            purchaser whose offer to purchase
                                            Notes has been solicited by the
                                            Agent and accepted by the Company.

Preparation of Pricing Supplement:          If any offer to purchase a Note is
                                            accepted by the Company, the
                                            Company will promptly prepare a
                                            Pricing Supplement reflecting the
                                            terms of such Note and file such
                                            Pricing Supplement with the
                                            Commission in accordance with the
                                            Securities Act of 1933, as amended.
                                            Information to be included in the
                                            Pricing Supplement shall include:



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                                            1.     the name of the Company;

                                            2.     the title of the Notes
                                                   including series designation,
                                                   if any;

                                            3.     the date of the Pricing
                                                   Supplement and the date of
                                                   the Prospectus and Prospectus
                                                   Supplement to which the
                                                   Pricing Supplement relates:

                                            4.     the name of the Agent;

                                            5.     whether such Notes are being
                                                   sold to the Agent as
                                                   principal or to an investor
                                                   to other purchaser through
                                                   the Agent acting as agent
                                                   for the Company;

                                            6.     with respect to Notes sold
                                                   to the Agent as principal,
                                                   whether such Notes will be
                                                   resold by the Agent to
                                                   investors and other
                                                   purchasers at (i) a fixed
                                                   public offering price of a
                                                   specified percentage of
                                                   their principal amount or
                                                   (ii) at varying prices
                                                   related to prevailing market
                                                   prices at the time of resale
                                                   to be determined by the
                                                   Agent;

                                            7.     with respect to Notes sold
                                                   to an investor or other
                                                   purchaser through the Agent
                                                   acting as agent for the
                                                   Company, whether such Notes
                                                   will be sold at (i) 100% of
                                                   their principal amount or
                                                   (ii) a specified percentage
                                                   of their principal amount;

                                            8.     the Agent's discount or
                                                   commission;

                                            9.     Net proceeds to the Company;

                                            10.    the Principal Amount,
                                                   Specified Currency, Original
                                                   Issue Date, Stated Maturity
                                                   Date, Interest Payment
                                                   Date(s), Authorized
                                                   Denomination, Initial
                                                   Redemption Date, if any,
                                                   Initial Redemption
                                                   Percentage, if any, Annual
                                                   Redemption Percentage
                                                   Reduction, if any, Optional
                                                   Repayment Date(s), if any,
                                                   Exchange Rate Agent, if any,
                                                   and, in the case of Fixed
                                                   Rate Notes, the Interest
                                                   Rate, and whether such Fixed
                                                   Rate Note is an Original
                                                   Issue Discount Note (and, if
                                                   so, the Issue Price), and,
                                                   in the case of


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                                                   Floating Rate Notes, the
                                                   Interest Category, the
                                                   Interest Rate Basis or
                                                   Bases, the Day Count
                                                   Convention, Index Maturity
                                                   (if applicable), Initial
                                                   Interest Rate, if any,
                                                   Maximum Interest Rate, if
                                                   any, Minimum Interest Rate,
                                                   if any, Initial Interest
                                                   Reset Date, Interest Reset
                                                   Dates, Spread and/or Spread
                                                   Multiplier, if any, and
                                                   Calculation Agent; and

                                            11.    any other additional
                                                   provisions of the Notes
                                                   material to investors or
                                                   other purchasers of the
                                                   Notes not otherwise
                                                   specified in the Prospectus.

                                            The Company shall use its
                                            reasonable best efforts to send
                                            such Pricing Supplement by telecopy
                                            or overnight express (for delivery
                                            by the close of business on the
                                            applicable trade date, but in no
                                            event later than 11:00 a.m. New
                                            York City time, on the Business Day
                                            following the applicable trade
                                            date) to the Agent who made or
                                            presented the offer to purchase the
                                            applicable Note and the Trustee at
                                            the following applicable address:
                                            if to the Agent to the address set
                                            forth in the notice provisions of
                                            the Distribution Agreement or an
                                            address otherwise designated by the
                                            Agent; and if to the Trustee, to:
                                            Bank of New York, 2 North LaSalle
                                            Street, 10th Floor, Chicago,
                                            Illinois 60602, Attention: Frank A.
                                            Pierson, (312) 827-8525,
                                            telecopier: (312) 827-8522. For
                                            record keeping purposes, one copy
                                            of such Pricing Supplement shall
                                            also be mailed or telecopied to
                                            Bracewell & Patterson, L.L.P.,
                                            South Tower Pennzoil Place, Suite
                                            2900, 711 Louisiana Street,
                                            Houston, Texas 77002-2781,
                                            Attention: Gary W. Orloff,
                                            telecopier: (713) 221-2166.

                                            In each instance that a Pricing
                                            Supplement is prepared, the Agent
                                            will provide a copy of such Pricing
                                            Supplement to each investor or
                                            purchaser of the relevant Notes or
                                            the Agent. Pursuant to Rule 434
                                            ("Rule 434") of the Securities Act
                                            of 1933, as amended, the Pricing
                                            Supplement may be delivered
                                            separately from the Prospectus.
                                            Outdated Pricing Supplements (other
                                            than those retained for files) will
                                            be destroyed.

Settlement:                                 The receipt of immediately available
                                            funds by the Company in payment for
                                            a Note and the authentication and
                                            delivery of such Note shall, with
                                            respect to such Note,



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                                            constitute "settlement". Offers
                                            accepted by the Company will be
                                            settled in three Business Days, or
                                            at such time as the purchaser, the
                                            Agent and the Company shall agree,
                                            pursuant to the timetable for
                                            settlement set forth in Parts II
                                            and III hereof under "Settlement
                                            Procedure Timetable" with respect
                                            to Global Notes and Certificated
                                            Notes, respectively (each such date
                                            fixed for settlement is hereinafter
                                            referred to as a "Settlement
                                            Date"). If procedures A and B of
                                            the applicable Settlement
                                            Procedures with respect to a
                                            particular offer are not completed
                                            on or before the time set forth
                                            under the applicable "Settlement
                                            Procedures Timetable", such offer
                                            shall not be settled until the
                                            Business Day following the
                                            completion of settlement procedures
                                            A and B or such later date as the
                                            purchaser and the Company shall
                                            agree.

                                            The foregoing settlement procedures
                                            may be modified with respect to any
                                            purchase of Notes by the Agent as
                                            principal if so agreed by the
                                            Company and the Agent.
Procedure for Changing Rates
or Other Variable Terms:                    When a decision has been reached to
                                            change the interest rate or any
                                            other variable term on any Notes
                                            being sold by the Company, the
                                            Company will promptly advise the
                                            Agent and the Trustee by facsimile
                                            transmission and the Agent will
                                            forthwith suspend solicitation of
                                            offers to purchase such Notes. The
                                            Agent will telephone the Company
                                            with recommendations as to the
                                            changed interest rates or other
                                            variable terms. At such time as the
                                            Company notifies the Agent and the
                                            Trustee of the new interest rates
                                            or other variable terms, the Agent
                                            may resume solicitation of offers
                                            to purchase such Notes. Until such
                                            time, only "indications of
                                            interest" may be recorded.
                                            Immediately after acceptance by the
                                            Company of an offer to purchase
                                            Notes at a new interest rate or new
                                            variable term, the Company, the
                                            Agent and the Trustee shall follow
                                            the procedures set forth under the
                                            applicable "Settlement Procedures".

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Suspension of Solicitation;
Amendment or Supplement:                    The Company may instruct the Agent
                                            to suspend solicitation of offers
                                            to purchase Notes at any time. Upon
                                            receipt of such instructions, the
                                            Agent will forthwith suspend
                                            solicitation of offers to purchase
                                            from the Company until such time as
                                            the Company has advised the Agent
                                            that solicitation of offers to
                                            purchase may be resumed. If the
                                            Company decides to amend or
                                            supplement the Registration
                                            Statement or the Prospectus (other
                                            than to establish or change
                                            interest rates or formulas,
                                            maturities, prices or other similar
                                            variable terms with respect to the
                                            Notes), it will promptly advise the
                                            Agent and will furnish the Agent
                                            and its counsel with copies of the
                                            proposed amendment or supplement.
                                            Copies of such amendment or
                                            supplement will be delivered or
                                            mailed to the Agent, its counsel
                                            and the Trustee in quantities which
                                            such parties may reasonably request
                                            at the address set forth in the
                                            notice provisions of the
                                            Distribution Agreement; the
                                            Trustee, to: Bank of New York, 2
                                            North LaSalle Street, 10th Floor,
                                            Chicago, Illinois 60602, Attention:
                                            Frank A. Pierson, (312) 827-8525,
                                            telecopier: (312) 827-8522. For
                                            record keeping purposes, one copy
                                            of each such amendment or
                                            supplement shall also be mailed or
                                            telecopied to Bracewell &
                                            Patterson, L.L.P., South Tower
                                            Pennzoil Place, Suite 2900, 711
                                            Louisiana Street, Houston, Texas
                                            77002-2781, Attention: Gary W.
                                            Orloff, (713) 221-1306, telecopier:
                                            (713) 221-2166.

                                            In the event that at the time the
                                            solicitation of offers to purchase
                                            from the Company is suspended
                                            (other than to establish or change
                                            interest rates or formulas,
                                            maturities, prices or other similar
                                            variable terms with respect to the
                                            Notes) there shall be any offers to
                                            purchase Notes that have been
                                            accepted by the Company which have
                                            not been settled, the Company will
                                            promptly advise the Agent and the
                                            Trustee whether such offers may be
                                            settled and whether copies of the
                                            Prospectus as theretofore amended
                                            and/or supplemented as in effect at
                                            the time of the suspension may be
                                            delivered in connection with the
                                            settlement of such offers. The
                                            Company will have the sole
                                            responsibility for such decision
                                            and for any arrangements which may
                                            be made in the event that the
                                            Company determines that such offers
                                            may not be settled or that copies
                                            of such Prospectus may not be so
                                            delivered.


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Delivery of Prospectus and
applicable  Pricing Supplement:             A copy of the most recent
                                            Prospectus and the applicable
                                            Pricing Supplement, which pursuant
                                            to Rule 434 may be delivered
                                            separately from the Prospectus,
                                            must accompany or precede the
                                            earlier of (a) the written
                                            confirmation of a sale sent to an
                                            investor or other purchaser or its
                                            agent and (b) the delivery of Notes
                                            to an investor or other purchaser
                                            or its agent.

Authenticity of Signatures:                 The Agent will have no obligation
                                            or liability to the Company or the
                                            Trustee in respect of the
                                            authenticity of the signature of
                                            any officer, employee or agent of
                                            the Company or the Trustee on any
                                            Note.

Documents Incorporated by
Reference:                                  The Company shall supply the Agent
                                            with an adequate supply of all
                                            documents incorporated by reference
                                            in the Registration Statement and
                                            the Prospectus.

                           PART II: PROCEDURES FOR NOTES ISSUED
                                    IN BOOK-ENTRY FORM

         In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC, dated May 17, 2000, and a Certificate Agreement, dated August 17, 1989, between the Trustee and DTC, as amended (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                                   All Fixed Rate Notes issued in
                                            book-entry form having the same
                                            Original Issue Date, Specified
                                            Currency, Interest Rate, Default
                                            Rate, redemption and/or repayment
                                            terms, if any, and Stated Maturity
                                            Date (collectively, the "Fixed Rate
                                            Terms") will be represented
                                            initially by a single Global Note;
                                            and all Floating Rate Notes issued
                                            in book-entry form having the same
                                            Original Issue Date, Specified
                                            Currency, Interest Rate Basis,
                                            which may be the CD Rate, the CMT
                                            Rate, the Commercial Paper Rate,
                                            the Eleventh District Cost of Funds
                                            Rate, the Federal Funds Rate,
                                            LIBOR, the Prime Rate or the
                                            Treasury Rate or any other interest
                                            rate basis or formula, and Spread
                                            and/or Spread Multiplier, if any),
                                            Day Count Convention, Initial


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                                            Interest Rate, Index Maturity (if
                                            applicable), Minimum Interest Rate,
                                            if any, Maximum Interest Rate, if
                                            any, redemption and/or repayment
                                            terms, if any, Interest Payment
                                            Dates, Initial Interest Reset Date,
                                            Interest Reset Dates and Stated
                                            Maturity Date (collectively, the
                                            "Floating Rate Terms") will be
                                            represented initially by a single
                                            Global Note.

                                            For other variable terms with
                                            respect to the Fixed Rate Notes and
                                            Floating Rate Notes, see the
                                            Prospectus and the applicable
                                            Pricing Supplement.

                                            Owners of beneficial interests in
                                            Global Notes will be entitled to
                                            physical delivery of Certificated
                                            Notes equal in principal amount to
                                            their respective beneficial
                                            interests only upon certain limited
                                            circumstances described in the
                                            Prospectus.

Identification:                             The Company has arranged with the
                                            CUSIP Service Bureau of Standard &
                                            Poor's (the "CUSIP Service Bureau")
                                            for the reservation of one series
                                            of CUSIP numbers, which series
                                            consists of approximately 900 CUSIP
                                            numbers which have been reserved
                                            for and relating to Global Notes
                                            and the Company has delivered to
                                            each of the Trustee and DTC such
                                            list of such CUSIP numbers. The
                                            Company will assign CUSIP numbers
                                            to Global Notes as described below
                                            under Settlement Procedure B. DTC
                                            will notify the CUSIP Service
                                            Bureau periodically of the CUSIP
                                            numbers that the Company has
                                            assigned to Global Notes. The
                                            Trustee will notify the Company at
                                            any time when fewer than 100 of the
                                            reserved CUSIP numbers remain
                                            unassigned to Global Notes, and, if
                                            it deems necessary, the Company
                                            will reserve and obtain additional
                                            CUSIP numbers for assignment to
                                            Global Notes. Upon obtaining such
                                            additional CUSIP numbers, the
                                            Company will deliver a list of such
                                            additional numbers to the Trustee
                                            and DTC. Notes issued in book-entry
                                            form in excess of $400,000,000 (or
                                            the equivalent thereof in one or
                                            more foreign currencies) and
                                            otherwise required to be
                                            represented by the same Global
                                            Certificate will instead be
                                            represented by two or more Global
                                            Certificates which shall all be
                                            assigned the same CUSIP number.

Registration:                               Unless otherwise specified by DTC,
                                            each Global Note will be registered
                                            in the name of Cede & Co., as
                                            nominee for DTC, on the register
                                            maintained by the Trustee under the
                                            Indenture. The beneficial owner of
                                            a Note issued in book-entry form
                                            (i.e., an owner of a beneficial
                                            interest in a Global Note) (or one
                                            or more indirect participants in
                                            DTC designated by such owner) will
                                            designate one or more participants
                                            in DTC (with respect to such Note
                                            issued in book-entry form, the
                                            "Participants") to act as agent for
                                            such beneficial owner in connection
                                            with the book-entry system
                                            maintained by DTC, and DTC will
                                            record in book-entry form, in
                                            accordance with instructions
                                            provided by such Participants, a
                                            credit balance with respect to such
                                            Note issued in book-entry form in
                                            the account of such Participants.
                                            The ownership interest of such
                                            beneficial owner in such Note
                                            issued in book-entry form will be
                                            recorded through the records of
                                            such Participants or through the
                                            separate records of such
                                            Participants and one or more
                                            indirect participants in DTC.

Transfers:                                  Transfers of beneficial ownership
                                            interests in a Global Note will be
                                            accomplished by book entries made
                                            by DTC and, in turn, by
                                            Participants (and in certain cases,
                                            one or more indirect participants
                                            in DTC) acting on behalf of
                                            beneficial transferors and
                                            transferees of such Global Note.

Exchanges:                                  The Trustee may deliver to DTC and
                                            the CUSIP Service Bureau at any
                                            time a written notice specifying
                                            (a) the CUSIP numbers of two or
                                            more Global Notes outstanding on
                                            such date that represent Global
                                            Notes having the same Fixed Rate
                                            Terms or Floating Rate Terms, as
                                            the case may be (other than
                                            Original Issue Dates),and for which
                                            interest has been paid to the same
                                            date; (b) a date, occurring at
                                            least 30 days after such written
                                            notice is delivered and at least 30
                                            days before the next Interest
                                            Payment Date for the related Notes
                                            issued in book-entry form, on which
                                            such Global Notes shall be
                                            exchanged for a single replacement
                                            Global Note; and (c) a new CUSIP
                                            number, obtained from the Company,
                                            to be assigned to such replacement
                                            Global Note. Upon receipt of such a
                                            notice, DTC will send to its
                                            Participants (including the
                                            Trustee) a written reorganization
                                            notice to the effect that such
                                            exchange will occur on such date.
                                            Prior to the specified exchange
                                            date, the Trustee will deliver to
                                            the CUSIP Service Bureau written
                                            notice setting
                                            forth such exchange date and the
                                            new CUSIP number and stating that,
                                            as of such exchange date, the CUSIP
                                            numbers of the Global Notes to be
                                            exchanged will no longer be valid.
                                            On the specified exchange date, the
                                            Trustee will exchange such Global
                                            Notes for a single Global Note
                                            bearing the new CUSIP number and
                                            the CUSIP numbers of the exchanged
                                            Notes will, in accordance with
                                            CUSIP Service Bureau procedures, be
                                            canceled and not immediately
                                            reassigned. Notwithstanding the
                                            foregoing, if the Global Notes to
                                            be exchanged exceed $400,000,000
                                            (or the equivalent thereof in one
                                            or more foreign currencies) in
                                            aggregate principal amount, one
                                            replacement Note will be
                                            authenticated and issued to
                                            represent each $400,000,000 (or the
                                            equivalent thereof in one or more
                                            foreign currencies) in aggregate
                                            principal amount of the exchanged
                                            Notes and an additional Global Note
                                            or Notes will be authenticated and
                                            issued to represent any remaining
                                            principal amount of such Global
                                            Notes (See "Denominations" below).

Denominations:                              Unless otherwise provided in the
                                            applicable Pricing Supplement,
                                            Notes issued in book-entry form
                                            will be issued in denominations of
                                            U.S.$1,000 and integral multiples
                                            of U.S.$1,000. Global Notes will
                                            not be denominated in excess of
                                            $400,000,000 (or the equivalent
                                            thereof in one or more foreign
                                            currencies). If one or more Notes
                                            are issued in book-entry form
                                            having an aggregate principal
                                            amount of $400,000,000 (or the
                                            equivalent thereof in one or more
                                            foreign currencies) and would, but
                                            for the preceding sentence, be
                                            represented by a single Note, then
                                            one Note will be issued to
                                            represent each $400,000,000 (or the
                                            equivalent thereof in one or more
                                            foreign currencies) of principal
                                            amount of such Notes issued in
                                            book-entry form and an additional
                                            Global Note or Notes will be issued
                                            to represent any remaining
                                            aggregate principal amount of such
                                            Note or Notes issued in book-entry
                                            form. In such a case, each of the
                                            Global Notes representing Notes
                                            issued in book-entry form shall be
                                            assigned the same CUSIP number.

Payments of Principal
and Interest:                               Payments of Interest Only. Promptly
                                            after each Regular Record Date, the
                                            Trustee will deliver to the Company
                                            and DTC a written notice specifying
                                            by CUSIP number the amount of
                                            interest to be paid on each Global
                                            Note on the
                                            following Interest Payment Date
                                            (other than an Interest Payment
                                            Date coinciding with the Maturity
                                            Date) and the total of such
                                            amounts. DTC will confirm the
                                            amount payable on each Global Note
                                            on such Interest Payment Date by
                                            reference to the daily bond reports
                                            published by Standard & Poor's. On
                                            such Interest Payment Date, the
                                            Company will pay to the Trustee in
                                            immediately available funds an
                                            amount sufficient to pay the
                                            interest then due and owing on the
                                            Global Notes, and upon receipt of
                                            such funds from the Company, the
                                            Trustee in turn will pay to DTC
                                            such total amount of interest due
                                            on such Global Notes (other than on
                                            the Maturity Date) which is payable
                                            in U.S. dollars, at the times and
                                            in the manner set forth below under
                                            "Manner of Payment". The Trustee
                                            shall make payment of that amount
                                            of interest due and owing on any
                                            Global Notes that Participants have
                                            elected to receive in foreign
                                            currency directly to such
                                            Participants.

                                            Notice of Interest Payments and
                                            Regular Record Dates. Promptly
                                            after each Interest Determination
                                            Date for Floating Rate Notes issued
                                            in book-entry form, the Trustee
                                            will notify each of Moody's
                                            Investors Service and Standard &
                                            Poor's of the interest rates
                                            determined as of such Interest
                                            Determination Date.

                                            Payments at Maturity. On or about
                                            the first Business Day of each
                                            month, the Trustee will deliver to
                                            the Company and DTC a written list
                                            of principal, premium, if any, and
                                            interest to be paid on each Global
                                            Note maturing or otherwise becoming
                                            due in the following month. The
                                            Trustee, the Company and DTC will
                                            confirm the amounts of such
                                            principal, premium, if any, and
                                            interest payments with respect to
                                            each such Global Note on or about
                                            the fifth Business Day preceding
                                            the Maturity Date of such Global
                                            Note. On the Maturity Date, the
                                            Company will pay to the Trustee in
                                            immediately available funds an
                                            amount sufficient to make the
                                            required payments, and upon receipt
                                            of such funds the Trustee in turn
                                            will pay to DTC the principal
                                            amount of Global Notes, together
                                            with premium, if any, and interest
                                            due on the Maturity Date, which are
                                            payable in U.S. dollars, at the
                                            times and in the manner set forth
                                            below under "Manner of Payment".
                                            The Trustee shall make payment of
                                            the principal, premium, if any, and
                                            interest to be paid on the Maturity
                                            Date of each Global

                                            Note that Participants have elected
                                            to receive in foreign or composite
                                            currencies directly to such
                                            Participants. Promptly after (i)
                                            payment to DTC of the principal,
                                            premium, if any, and interest due
                                            on the Maturity Date of such Global
                                            Note which are payable in U.S.
                                            dollars and (ii) payment of the
                                            principal, premium, if any, and
                                            interest due on the Maturity Date
                                            of such Global Note to those
                                            Participants who have elected to
                                            receive such payments in foreign or
                                            composite currencies, the Trustee
                                            will cancel such Global Note and
                                            deliver it to the Company with an
                                            appropriate debit advice. On the
                                            first Business Day of each month,
                                            the Trustee will deliver to the
                                            Company a written statement
                                            indicating the total principal
                                            amount of outstanding Global Notes
                                            as of the close of business on the
                                            immediately preceding Business Day.

                                            Manner of Payment. The total amount
                                            of any principal, premium, if any,
                                            and interest due on Global Notes on
                                            any Interest Payment Date or the
                                            Maturity Date, as the case may be,
                                            which is payable in U.S. dollars
                                            shall be paid by the Company to the
                                            Trustee in funds available for use
                                            by the Trustee no later than 10:00
                                            a.m., New York City time, on such
                                            date. The Company will make such
                                            payment on such Global Notes to an
                                            account specified by the Trustee.
                                            Upon receipt of such funds, the
                                            Trustee will pay by separate wire
                                            transfer (using Fedwire message
                                            entry instructions in a form
                                            previously specified by DTC) to an
                                            account at the Federal Reserve Bank
                                            of New York previously specified by
                                            DTC, in funds available for
                                            immediate use by DTC, each payment
                                            in U.S. dollars of principal,
                                            premium, if any, and interest due
                                            on Global Notes on such date.
                                            Thereafter on such date, DTC will
                                            pay, in accordance with its SDFS
                                            operating procedures then in
                                            effect, such amounts in funds
                                            available for immediate use to the
                                            respective Participants in whose
                                            names the beneficial interests in
                                            such Global Notes are recorded in
                                            the book-entry system maintained by
                                            DTC. Neither the Company nor the
                                            Trustee shall have any
                                            responsibility or liability for the
                                            payment in U.S. dollars by DTC of
                                            the principal of, or premium, if
                                            any, or interest on, the Global
                                            Notes. The Trustee shall make all
                                            payments of principal, premium, if
                                            any, and interest on each Global
                                            Note that Participants have elected
                                            to receive in foreign or composite
                                            currencies directly to such
                                            Participants.

                                            Withholding Taxes. The amount of
                                            any taxes required under applicable
                                            law to be withheld from any
                                            interest payment on a Global Note
                                            will be determined and withheld by
                                            the Participant, indirect
                                            participant in DTC or other Person
                                            responsible for forwarding payments
                                            and materials directly to the
                                            beneficial owner of such Global
                                            Note.

Settlement Procedures:                      Settlement Procedures with regard
                                            to each Note in book-entry form
                                            sold by the Agent, as agent of the
                                            Company, or purchased by the Agent,
                                            as principal, will be as follows:

                                            A.     The Agent will advise the Company by telephone, confirmed by facsimile, of the following settlement information:

                                                   1.     Principal amount, Authorized Denomination, and Specified
                                                          Currency.

                                                   2.     Exchange Rate Agent, if any.

                                                   3.     (a)   Fixed Rate Notes:

                                                                (i)    Interest Rate.

                                                                (ii)   Interest Payment Dates.

                                                          (b)   Floating Rate Notes:

                                                                (i)    Interest Rate Basis or Bases.

                                                                (ii)   Initial Interest Rate.

                                                                (iv)   Spread and/or Spread Multiplier, if any.

                                                                (v)    Interest Reset Dates.

                                                                (vi)   Interest Rate Reset Period.

                                                                (vii)  Interest Payment Dates.

                                                                (viii) Interest Payment Period.


                                                                (ix)   Record Dates.

                                                                (x)    Index Maturity, if any.

                                                                (xi)   Maximum and/or Minimum Interest Rates, if
                                                                       any.

                                                                (xii)  Day Count Convention.

                                                                (xiii) Calculation Agent.

                                                   4.     Price to public, if
                                                          any, of such Note (or
                                                          whether such Note is
                                                          being offered at
                                                          varying prices
                                                          relating to
                                                          prevailing market
                                                          prices at time of
                                                          resale as determined
                                                          by the Agent).

                                                   5.     Trade Date.

                                                   6.     Settlement Date
                                                          (Original Issue Date).

                                                   7.     Stated Maturity Date.

                                                   8.     Redemption provisions,
                                                          if any, including:
                                                          Redemption Date,
                                                          Initial Redemption
                                                          Percentage and
                                                          Annual Redemption
                                                          Percentage Reduction.

                                                   9.     Optional Repayment
                                                          Dates, if any.

                                                   10.    Net proceeds to the
                                                          Company.

                                                   11.    The Agent's discount
                                                          or commission.

                                                   12.    Whether such Note is
                                                          being sold to the
                                                          Agent as principal or
                                                          to an investor or
                                                          other purchaser
                                                          through the Agent
                                                          acting as agent for
                                                          the Company.

                                                   13.    Whether such Note is
                                                          being issued with
                                                          Original Issue
                                                          Discount and the terms
                                                          thereof.

                                                   14.    Such other information
                                                          specified with respect
                                                          to such  Note
                                                          (whether by Addendum
                                                          or otherwise).


                                            B.     The Company will assign a
                                                   CUSIP number to the Global
                                                   Note representing such Note
                                                   and then advise the Trustee
                                                   by facsimile transmission or
                                                   other electronic
                                                   transmission of the above
                                                   settlement information
                                                   received from the Agent,
                                                   such CUSIP number and the
                                                   name of the Agent. The
                                                   Company will also advise the
                                                   Agent of the CUSIP number
                                                   assigned to the Global Note.

                                            C.     The Trustee will communicate
                                                   to DTC and the Agent through
                                                   DTC's Participant Terminal
                                                   System a pending deposit
                                                   message specifying the
                                                   following settlement
                                                   information:

                                                   1.     The information set forth in the Settlement Procedure A.

                                                   2.     Identification numbers of the participant accounts
                                                          maintained by DTC on behalf of the Trustee and the Agent.

                                                   3.     Identification of the Global Note as a Fixed Rate Global
                                                          Note or Floating Rate Global Note.

                                                   4.     Initial Interest Payment Date for such Note, number of
                                                          days by which such date succeeds the related record date
                                                          for DTC purposes (or, in the case of Floating Rate Notes
                                                          which reset daily or weekly, the date five calendar days
                                                          preceding the Interest Payment Date) and, if then
                                                          calculable, the amount of interest payable on such
                                                          Interest Payment Date (which amount shall have been
                                                          confirmed by the Trustee).

                                                   5.     CUSIP number of the Note representing such Note.

                                                   6.     Whether such Global Note represents any other Notes
                                                          issued or to be issued in book-entry form.

                                                   DTC will arrange for each
                                                   pending deposit message
                                                   described above to be
                                                   transmitted to Standard &
                                                   Poor's Corporation, which
                                                   will use the information in



                                                   the message to include
                                                   certain terms of the related
                                                   Global Note in the
                                                   appropriate daily bond
                                                   report published by Standard
                                                   & Poor's Corporation.

                                            D.     The Trustee will complete
                                                   and authenticate the Global
                                                   Note representing such Note.

                                            E.     DTC will credit such Note to
                                                   the participant account of
                                                   the Trustee maintained by
                                                   DTC.

                                            F.     The Trustee will enter an
                                                   SDFS deliver order through
                                                   DTC's Participant Terminal
                                                   System instructing DTC (i)
                                                   to debit such Note to the
                                                   Trustee's participant
                                                   account and credit such Note
                                                   to the participant account
                                                   of the Agent maintained by
                                                   DTC and (ii) to debit the
                                                   settlement account of the
                                                   Agent and credit the
                                                   settlement account of the
                                                   Trustee maintained by DTC,
                                                   in an amount equal to the
                                                   price of such Note less such
                                                   Agent's discount or
                                                   underwriting commission, as
                                                   applicable. Any entry of
                                                   such a deliver order shall
                                                   be deemed to constitute a
                                                   representation and warranty
                                                   by the Trustee to DTC that
                                                   (i) the Global Note
                                                   representing such Note has
                                                   been issued and
                                                   authenticated and (ii) the
                                                   Trustee is holding such
                                                   Global Note pursuant to the
                                                   Certificate Agreement.

                                            G.     In the case of Notes in
                                                   book-entry form sold through
                                                   the Agent, as agent, the
                                                   Agent will enter an SDFS
                                                   deliver order through DTC's
                                                   Participant Terminal System
                                                   instructing DTC (i) to debit
                                                   such Note to the Agent's
                                                   participant account and
                                                   credit such Note to the
                                                   participant account of the
                                                   Participants maintained by
                                                   DTC and (ii) to debit the
                                                   settlement accounts of such
                                                   Participants and credit the
                                                   settlement account of the
                                                   Agent maintained by DTC in
                                                   an amount equal to the
                                                   initial public offering
                                                   price of such Note.

                                            H.     Transfers of funds in
                                                   accordance with SDFS deliver
                                                   orders described in
                                                   Settlement Procedures F and
                                                   G will be settled in
                                                   accordance with SDFS
                                                   operating procedures in
                                                   effect on the Settlement
                                                   Date.

                                            I.     Upon receipt, the Trustee
                                                   will pay the Company, by
                                                   wire transfer of immediately
                                                   available funds to an
                                                   account specified by the
                                                   Company to the Trustee from
                                                   time to time, the amount
                                                   transferred to the Trustee
                                                   in accordance with
                                                   Settlement Procedure F.

                                            J.     The Trustee will send a copy
                                                   of the Global Note by first
                                                   class mail to the Company
                                                   together with a statement
                                                   setting forth the principal
                                                   amount of Notes Outstanding
                                                   as of the related Settlement
                                                   Date after giving effect to
                                                   such transaction and all
                                                   other offers to purchase
                                                   Notes of which the Company
                                                   has advised the Trustee but
                                                   which have not yet been
                                                   settled.

                                            K.     If such Note was sold
                                                   through the Agent, as agent,
                                                   the Agent will confirm the
                                                   purchase of such Note to the
                                                   investor or other purchaser
                                                   either by transmitting to
                                                   the Participant with respect
                                                   to such Note a confirmation
                                                   order through DTC's
                                                   Participant Terminal System
                                                   or by mailing a written
                                                   confirmation to such
                                                   investor or other purchaser.

Settlement Procedures Timetable:            For offers to purchase Notes
                                            accepted by the Company, Settlement
                                            Procedures A through K set forth
                                            above shall be completed as soon as
                                            possible following the trade but not
                                            later than the respective times (New
                                            York City time) set forth below:

                                            SETTLEMENT
                                            PROCEDURE             TIME
                                            ----------            ----
                                                A                11:00 a.m. on the trade date or within one
                                                                 hour following the trade
                                                B                As soon as practicable following the trade,
                                                                 but in no event later than 12:00 noon on the
                                                                 Business Day following the trade date
                                                C                No later than the close of business on the
                                                                 trade date
                                                D                9:00 a.m. on Settlement Date
                                                E                10:00 a.m. on Settlement Date
                                                F-G              No later than 2:00 p.m. on Settlement Date
                                                H                4:00 p.m. on Settlement Date
                                                I-K              5:00 p.m. on Settlement Date


                                            Settlement Procedure H is subject
                                            to extension in accordance with any
                                            extension of Fedwire closing
                                            deadlines and in the other events
                                            specified in the SDFS operating
                                            procedures in effect on the
                                            Settlement Date.

                                            If settlement of a Note issued in
                                            book-entry form is rescheduled or
                                            canceled, the Trustee will deliver
                                            to DTC, through DTC's Participant
                                            Terminal System, a cancellation
                                            message to such effect by no later
                                            than 5:00 p.m., New York City time,
                                            on the Business Day immediately
                                            preceding the scheduled Settlement
                                            Date.

Failure to Settle:                          If the Trustee fails to enter an
                                            SDFS deliver order with respect to
                                            a Note issued in book-entry form
                                            pursuant to Settlement Procedure F,
                                            the Trustee may deliver to DTC,
                                            through DTC's Participant Terminal
                                            System, as soon as practicable a
                                            withdrawal message instructing DTC
                                            to debit such Note to the
                                            participant account of the Trustee
                                            maintained at DTC. DTC will process
                                            the withdrawal message, provided
                                            that such participant account
                                            contains a principal amount of the
                                            Global Note representing such Note
                                            that is at least equal to the
                                            principal amount to be debited. If
                                            withdrawal messages are processed
                                            with respect to all the Notes
                                            represented by a Global Note, the
                                            Trustee will mark such Global Note
                                            "canceled", make appropriate
                                            entries in its records and send
                                            certification of destruction of
                                            such canceled Global Note to the
                                            Company. The CUSIP number assigned
                                            to such Global Note shall, in
                                            accordance with CUSIP Service
                                            Bureau procedures, be canceled and
                                            not immediately reassigned. If
                                            withdrawal messages are processed
                                            with respect to a portion of the
                                            Notes represented by a Global Note,
                                            the Trustee will exchange such
                                            Global Note for two Global Notes,
                                            one of which shall represent the
                                            Global Notes for which withdrawal
                                            messages are processed and shall be
                                            canceled immediately after issuance
                                            and the other of which shall
                                            represent the other Notes
                                            previously represented by the
                                            surrendered Global Note and shall
                                            bear the CUSIP number of the
                                            surrendered Global Note.

                                            In the case of any Note in
                                            book-entry form sold through the
                                            Agent, as agent, if the purchase
                                            price for any such Note is not
                                            timely paid to the Participants
                                            with respect thereto by the
                                            beneficial investor or other
                                            purchaser thereof (or a person,
                                            including an indirect participant
                                            in DTC, acting on
                                            behalf of such investor or other
                                            purchaser), such Participants and,
                                            in turn, the related Agent may
                                            enter SDFS deliver orders through
                                            DTC's Participant Terminal System
                                            reversing the orders entered
                                            pursuant to Settlement Procedures F
                                            and G, respectively. Thereafter,
                                            the Trustee will deliver the
                                            withdrawal message and take the
                                            related actions described in the
                                            preceding paragraph. If such
                                            failure shall have occurred for any
                                            reason other than default by the
                                            Agent to perform its obligations
                                            hereunder or under the Distribution
                                            Agreement, the Company will
                                            reimburse the Agent on an equitable
                                            basis for its reasonable loss of
                                            the use of funds during the period
                                            when the funds were credited to the
                                            account of the Company.
                                            Notwithstanding the foregoing, upon
                                            any failure to settle with respect
                                            to a Note in book-entry form, DTC
                                            may take any actions in accordance
                                            with its SDFS operating procedures
                                            then in effect. In the event of a
                                            failure to settle with respect to a
                                            Note that was to have been
                                            represented by a Global Note also
                                            representing other Notes, the
                                            Trustee will provide, in accordance
                                            with Settlement Procedure D, for
                                            the authentication and issuance of
                                            a Global Note representing such
                                            remaining Notes and will make
                                            appropriate entries in its records.

                  PART III: PROCEDURES FOR CERTIFICATED NOTES

Denominations:                              Unless otherwise provided in the
                                            applicable Pricing Supplement, the
                                            Certificated Notes will be issued
                                            in denominations of U.S.$1,000 and
                                            integral multiples of U.S.$1,000.

Payments of Principal,
  Premium, if any, and Interest:            Upon presentment and delivery of
                                            the Certificated Note, the Trustee
                                            upon receipt of immediately
                                            available funds from the Company
                                            will pay the principal of, premium,
                                            if any, and interest on, each
                                            Certificated Note on the Maturity
                                            Date in immediately available
                                            funds. All interest payments on a
                                            Certificated Note, other than
                                            interest due on the Maturity Date,
                                            will be made by check mailed to the
                                            address of the person entitled
                                            thereto as such address shall
                                            appear in the Security Register;
                                            provided, however, that Holders of
                                            $10,000,000 or more in aggregate
                                            principal amount of Certificated
                                            Notes (whether having identical or
                                            different terms and provisions)
                                            shall be entitled to receive such
                                            interest payments by wire transfer
                                            of immediately available funds if
                                            appropriate wire transfer
                                            instructions have been received in
                                            writing by the Trustee not less
                                            than 15 calendar days prior to the
                                            applicable Interest Payment Date.

                                            The Trustee will provide monthly to
                                            the Company a list of the
                                            principal, premium, if any, and
                                            interest to be paid on Certificated
                                            Notes maturing in the next
                                            succeeding month. The Trustee will
                                            be responsible for withholding
                                            taxes on interest paid as required
                                            by applicable law.

                                            Certificated Notes presented to the
                                            Trustee on the Maturity Date for
                                            payment will be canceled by the
                                            Trustee. All canceled Certificated
                                            Notes held by the Trustee shall be
                                            destroyed, and the Trustee shall
                                            furnish to the Company a
                                            certificate with respect to such
                                            destruction.

Settlement Procedures:                      Settlement Procedures with regard
                                            to each Certificated Note purchased
                                            by the Agent, as principal, or
                                            through the Agent, as agent, shall
                                            be as follows:

                                            A.     The Agent will advise the Company by telephone of the
                                                   following Settlement information with regard to each
                                                   Certificated Note:

                                                   1.     Exact name in which the Certificated Note(s) is to be
                                                          registered (the "Registered Owner").

                                                   2.     Exact address or addresses of the Registered Owner for
                                                          delivery, notices and payments of principal, premium, if
                                                          any, and interest.

                                                   3.     Taxpayer identification number of the Registered Owner.

                                                   4.     Principal amount, Authorized Denomination and Specified
                                                          Currency.

                                                   5.     Exchange Rate Agent, if any.

                                                   6.     (a)   Fixed Rate Notes:

                                                                (i)    Interest Rate.




                                                                (ii)   Interest Payment Dates.

                                                          (b)   Floating Rate Notes:

                                                                (i)    Interest Rate Basis or Bases.

                                                                (ii)   Initial Interest Rate.

                                                                (iv)   Spread and/or Spread Multiplier, if any.

                                                                (v)    Interest Reset Dates.

                                                                (vi)   Interest Rate Reset Period.

                                                                (vii)  Interest Payment Dates.

                                                                (viii) Interest Payment Period.

                                                                (ix)   Record Dates.

                                                                (x)    Index Maturity, if any.

                                                                (xi)   Maximum and/or Minimum Interest Rates, if
                                                                       any.

                                                                (xii)  Calculation Agent.

                                                   7.     Price to public of
                                                          such Certificated
                                                          Note (or whether such
                                                          Note is being offered
                                                          at varying prices
                                                          relating to
                                                          prevailing market
                                                          prices at time of
                                                          resale as determined
                                                          by the Agent).

                                                   8.     Trade Date.

                                                   9.     Settlement Date
                                                         (Original Issue Date).

                                                   10.    Stated Maturity Date.

                                                   11.    Redemption provisions,
                                                          if any, including:
                                                          Initial Redemption
                                                          Date, Initial
                                                          Redemption Percentage
                                                          and Annual Redemption
                                                          Percentage Reduction.

                                                   12.    Optional Repayment
                                                          provisions, if any.

                                                   13.    Net proceeds to the
                                                          Company.

                                                   14.    The Agent's discount
                                                          or commission.

                                                   15.    Whether such Note is
                                                          being sold to the
                                                          Agent as principal or
                                                          to an investor or
                                                          other purchaser
                                                          through the Agent
                                                          acting as agent for
                                                          the Company.

                                                   16.    Whether such Note is
                                                          being issued with
                                                          Original Issue
                                                          Discount and the terms
                                                          thereof.

                                                   17.    Such other information
                                                          specified with respect
                                                          to such Note (whether
                                                          by Addendum or
                                                          otherwise).

                                            B.     After receiving such
                                                   settlement information from
                                                   the Agent, the Company will
                                                   advise the Trustee of the
                                                   above settlement information
                                                   by facsimile transmission
                                                   confirmed by telephone. The
                                                   Company will prepare a
                                                   Pricing Supplement to the
                                                   Prospectus and deliver
                                                   copies to the Agent and the
                                                   Trustee and will cause the
                                                   Trustee to issue,
                                                   authenticate and deliver the
                                                   Certificated Note.

                                            C.     The Trustee will complete
                                                   the Certificated Note in the
                                                   form approved by the Company
                                                   and the Agent, and will make
                                                   three copies thereof (herein
                                                   called "Stub 1", "Stub 2"
                                                   and "Stub 3"):

                                                   1.  Certificated Note with
                                                       the Agent's
                                                       confirmation, if traded
                                                       on a principal basis, or
                                                       the Agent's customer
                                                       confirmation, if traded
                                                       on an agency basis.

                                                   2.  Stub 1 for Trustee.

                                                   3.  Stub 2 for Agent.

                                                   4.  Stub 3 for the Company.

                                            D.     With respect to each trade,
                                                   the Trustee will deliver the
                                                   Certificated Note and Stub 2
                                                   thereof to the Agent at the
                                                   address set forth in the
                                                   notice provisions of the
                                                   Distribution Agreement or to
                                                   an address otherwise
                                                   designated by the Agent to
                                                   the Trustee; and the Trustee
                                                   will keep Stub 1. The Agent
                                                   will acknowledge receipt of
                                                   the Certificated Note
                                                   through a broker's receipt
                                                   and will keep Stub 2.
                                                   Delivery of the Certificated
                                                   Note will be made only
                                                   against such acknowledgment
                                                   of receipt. Upon
                                                   determination that the
                                                   Certificated Note has been
                                                   authorized, delivered and
                                                   completed as aforementioned,
                                                   the Agent will wire the net
                                                   proceeds of the Certificated
                                                   Note after deduction of its
                                                   applicable commission to the
                                                   Company pursuant to standard
                                                   wire instructions given by
                                                   the Company.

                                            E.     In the case of a
                                                   Certificated Note sold
                                                   through the Agent, as agent,
                                                   the Agent will deliver such
                                                   Certificated Note as well as
                                                   a copy of the Prospectus and
                                                   any applicable Pricing
                                                   Supplement received from the
                                                   Company (with the
                                                   confirmation) to the
                                                   purchaser against payment in
                                                   immediately available funds.

                                            F.     The Trustee will send Stub 3
                                                   to the Company.

Settlement Procedures
  Timetable:                                For offers to purchase Certificated
                                            Notes accepted by the Company,
                                            Settlement Procedures A through F
                                            set forth above shall be completed
                                            as soon as possible following the
                                            trade but not later than the
                                            respective times (New York City
                                            time) set forth below:

                                            SETTLEMENT
                                            PROCEDURE                  TIME
                                            ---------                  ----

                                                   A            11:00 a.m. on the trade date
                                                   B            3:00 p.m. on the trade date
                                                   C-D          2:15 p.m. on Settlement Date
                                                   E            3:00 p.m. on Settlement Date
                                                   F            5:00 p.m. on Settlement Date

Failure to Settle:                          In the case of Certificated Notes
                                            sold through the Agent, as agent,
                                            if an investor or other purchaser
                                            of a Certificated

                                            Note from the Company shall either
                                            fail to accept delivery of or make
                                            payment for such Certificated Note
                                            on the date fixed for settlement,
                                            the Agent will forthwith notify the
                                            Trustee and the Company by
                                            telephone, confirmed in writing,
                                            and return such Certificated Note
                                            to the Trustee.

                                            The Trustee, upon receipt of such
                                            Certificated Note from the Agent,
                                            will immediately advise the Company
                                            and the Company will promptly
                                            arrange to credit the account of
                                            the Agent in an amount of
                                            immediately available funds equal
                                            to the amount previously paid to
                                            the Company by such Agent in
                                            settlement for such Certificated
                                            Note. Such credits will be made on
                                            the Settlement Date if possible,
                                            and in any event not later than the
                                            Business Day following the
                                            Settlement Date; provided that the
                                            Company has received notice on the
                                            same day. If such failure shall
                                            have occurred for any reason other
                                            than failure by such Agent to
                                            perform its obligations hereunder
                                            or under the Distribution
                                            Agreement, the Company will
                                            reimburse such Agent on an
                                            equitable basis for its reasonable
                                            loss of the use of funds during the
                                            period when the funds were credited
                                            to the account of the Company.
                                            Immediately upon receipt of the
                                            Certificated Note in respect of
                                            which the failure occurred, the
                                            Trustee will cancel and destroy
                                            such Certificated Note, make
                                            appropriate entries in its records
                                            to reflect the fact that such
                                            Certificated Note was never issued,
                                            and accordingly notify in writing
                                            the Company.